COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 8:- COMMITMENTS AND CONTINGENT LIABILITIES

a.	The Company's research and development efforts have been partially financed through royalty-bearing programs sponsored by the Office of the Chief Scientist of Israel ("OCS"). In return for the OCS's participation, the Company is committed to pay royalties at a rate ranging from 3% to 5% of sales of the products whose research was supported by grants received from the OCS, up to 100% of the amount of such participation received linked to the U.S. dollar. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. As of June 30, 2016, the Company received total grants from the OCS in the amount of $5,545 including LIBOR interest. The total amount of royalties charged to operations for the priode ended June 30, 2016 and 2015 was approximately $50 and $28, respectively. As of June 30, 2016, the Company's contingent liability for royalties, net of royalties paid or accrued, totaled approximately $1,471. Research and development grants received from the OCS, amounted to $0, $0 in the period ended June 30, 2016 and 2015, respectively.

b.	Research and development projects undertaken by the Company were partially financed by the Binational Industrial Research and Development Foundation ("BIRD-F"). The Company is committed to pay royalties to the BIRD-F at a rate of 5% of sales proceeds generating from projects for which the BIRD-F provided funding up to 150% of the sum financed by the BIRD-F.

The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. As of June 30, 2016, the Company's total obligation for royalties, net of royalties paid or accrued, totaled approximately $2,066. Since the Company had stated to BIRD-F that no revenues were generated from the funded projects, BIRD-F agreed that no royalties are due until future revenues, if any, are received. No royalties were charged to operations for the six month periods ended June 30, 2016  and 2015.

c.	The Company's offices in Netanya, Israel, are leased under a non-cancelable operating lease expiring on January 31, 2018. In addition, the Company's motor vehicles are leased under operating leases.

Annual minimum future rental commitments under these leases, at exchange rates in effect on June 30, 2016, are approximately as follows:

2017	$621
2018	338
2019	39

$998

Lease expense for the six months periods ended June 30, 2016 and 2015, were  $330 and $354, respectively.

d.	Floating charges have been recorded on all of the Company's assets and specific charges have been recorded on certain assets in respect of the Company's liabilities to its banks and other creditors, including its shareholders.

e.	The Company provides bank guarantees to its customers and others in the ordinary course of business. The guarantees which are provided to customers are to secure advances received at the commencement of a project or to secure performance of operational milestones. The total amount of bank guarantees provided to customers and others as of June 30, 2016, is approximately $646.